                                  EXHIBIT 99.13



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POPULAR 05-D                                 CLASS M4
ISCHUS

NO PREAY STRESS


                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  1.00x Base Case  1.00x Base Case  1.00x Base Case

                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           11.73%           12.02%            6.02%
                   CDR -- YIELD BREAK        11.19 CDR        11.54 CDR         4.93 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           11.64%           11.91%           11.91%
          CDR -- 1ST $ PRINCIPAL LOSS        11.08 CDR         11.4 CDR        11.39 CDR

                   Loss Severity: 50%     Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           12.23%           12.62%            6.32%
                   CDR -- YIELD BREAK         7.06 CDR         7.32 CDR          3.3 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           12.13%           12.49%           12.53%
          CDR -- 1ST $ PRINCIPAL LOSS         6.99 CDR         7.23 CDR         7.25 CDR

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           10.20%           10.35%            4.99%
                   CDR -- YIELD BREAK         9.32 CDR         9.48 CDR         3.98 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           10.12%           10.24%           10.16%
          CDR -- 1ST $ PRINCIPAL LOSS         9.23 CDR         9.36 CDR         9.26 CDR

                   Loss Severity: 50%     Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           11.06%           11.32%            5.52%
                   CDR -- YIELD BREAK         6.26 CDR         6.42 CDR         2.85 CDR


% CUM LOSS 1ST $ PRINCIPAL LOSS    10.96%    11.20%    11.18%
    CDR -- 1ST $ PRINCIPAL LOSS  6.19 CDR  6.34 CDR  6.32 CDR

PREPAY STRESS


                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  2.00x Base Case  1.00x Base Case  0.50x Base Case

                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK            9.11%           12.37%           13.86%
                   CDR -- YIELD BREAK        13.19 CDR         8.96 CDR         5.37 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            9.06%           12.25%           18.92%
          CDR -- 1ST $ PRINCIPAL LOSS        13.11 CDR         8.85 CDR         8.33 CDR

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            8.18%           10.91%           12.07%
                   CDR -- YIELD BREAK        11.68 CDR         7.66 CDR         4.49 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            8.14%           10.81%           16.71%
          CDR -- 1ST $ PRINCIPAL LOSS        11.61 CDR         7.57 CDR         6.94 CDR


POPULAR 05-D                                               CLASS M5

ISCHUS

NO PREAY STRESS

                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  1.00x Base Case  1.00x Base Case  1.00x Base Case

                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           10.79%           11.00%            6.04%
                   CDR -- YIELD BREAK        10.03 CDR        10.26 CDR         4.95 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           10.70%           10.89%           10.85%
          CDR -- 1ST $ PRINCIPAL LOSS         9.92 CDR        10.13 CDR        10.07 CDR

                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK           11.25%           11.52%            6.33%
                   CDR -- YIELD BREAK         6.39 CDR         6.56 CDR         3.31 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           11.13%           11.40%           11.40%
          CDR -- 1ST $ PRINCIPAL LOSS         6.31 CDR         6.48 CDR         6.47 CDR

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            9.37%            9.46%            5.01%
                   CDR -- YIELD BREAK         8.38 CDR         8.46 CDR            4 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            9.28%            9.36%            9.27%
          CDR -- 1ST $ PRINCIPAL LOSS         8.28 CDR         8.35 CDR         8.24 CDR

                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK           10.17%           10.34%            5.54%
                   CDR -- YIELD BREAK         5.67 CDR         5.77 CDR         2.86 CDR


% CUM LOSS 1ST $ PRINCIPAL LOSS   10.06%    10.22%    10.16%
    CDR -- 1ST $ PRINCIPAL LOSS  5.6 CDR  5.69 CDR  5.65 CDR

PREPAY STRESS


                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  2.00x Base Case  1.00x Base Case  0.50x Base Case

                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK            8.07%           11.30%           13.88%
                   CDR -- YIELD BREAK         11.5 CDR            8 CDR         5.38 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            8.02%           11.19%           17.86%
          CDR -- 1ST $ PRINCIPAL LOSS        11.42 CDR          7.9 CDR         7.64 CDR

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            7.28%            9.97%           12.09%
                   CDR -- YIELD BREAK        10.25 CDR         6.86 CDR          4.5 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            7.23%            9.86%           15.72%
          CDR -- 1ST $ PRINCIPAL LOSS        10.18 CDR         6.77 CDR         6.37 CDR


POPULAR 05-D                               CLASS M6
ISCHUS


NO PREPAY STRESS

                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  1.00x Base Case  1.00x Base Case  1.00x Base Case


                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            9.81%            9.95%            9.86%
          CDR -- 1ST $ PRINCIPAL LOSS         8.87 CDR         9.02 CDR         8.91 CDR

                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS           10.21%           10.40%           10.33%
          CDR -- 1ST $ PRINCIPAL LOSS         5.70 CDR         5.81 CDR         5.76 CDR

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            8.51%            8.54%            8.41%
          CDR -- 1ST $ PRINCIPAL LOSS         7.44 CDR         7.46 CDR         7.31 CDR

                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK
                   CDR -- YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
          CDR -- 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR



% CUM LOSS 1ST $ PRINCIPAL LOSS     9.22%     9.33%     9.21%
    CDR -- 1ST $ PRINCIPAL LOSS  5.06 CDR  5.12 CDR  5.04 CDR


PREPAY STRESS

                                            MIN 0
                 FWD LIBOR/SWAP SHIFT      -200 BP             BP             200 BP
                               PREPAY  2.00x Base Case  1.00x Base Case  0.50x Base Case


                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            7.04%           10.22%           16.88%
          CDR -- 1ST $ PRINCIPAL LOSS         9.88 CDR         7.07 CDR         7.04 CDR

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK            0.00%            0.00%            0.00%
                   CDR -- YIELD BREAK            0 CDR            0 CDR            0 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS            6.35%            8.99%           14.83%
          CDR -- 1ST $ PRINCIPAL LOSS         8.82 CDR         6.07 CDR         5.88 CDR

